UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                     September 19, 2005
Barrier Therapeutics, Inc.
(Exact name of registrant specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50680 (Commission File Number)	22-3828030 (I.R.S. Employer Identification No.)
600 College Road East, Suite 3200, Princeton, New Jersey 08540
(Address of principal executive offices)
(609) 945-1200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01. Other Events and Regulation FD Disclosure.
     On September 19, 2005, Barrier Therapeutics, Inc. issued a press release announcing positive Phase 2a data for its oral formulation of Rambazole™ in the treatment of moderate to severe acne and positive biological activity data for its topical formulation of Rambazole. A copy of the press release is filed herewith and attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits, Pro Forma Financial Information and Exhibits.
(c)	Exhibits.
               99.1 – Press release, dated September 19, 2005, entitled “Barrier Therapeutics Reports Positive Phase 2a Data for Oral Rambazole™ in Moderate to Severe Acne”

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRIER THERAPEUTICS, INC.

Date: September 19, 2005	By: ANNE M. VANLENT
Name: Anne M. VanLent
Title: Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press release dated September 19, 2005 issued by Barrier Therapeutics, Inc.